--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

July 20, 1999

To Our Shareholders:

     We are pleased to submit to you the semi-annual report for Cohen & Steers Realty Shares for the quarter and six months ended June 30, 1999. The net asset value at that date was $40.21. In addition, a regular quarterly dividend of $0.47 was declared for shareholders of record on June 23, 1999 and paid on June 24, 1999.

MIDYEAR REVIEW

     For the three months ended June 30, 1999, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 12.4%. This performance compares favorably to the NAREIT Equity REIT Index total return of 10.1%. The Fund's total return for the six months ended June 30, 1999 was 8.6%, compared to the NAREIT Equity REIT Index return of 4.8%.

     In the second quarter of 1999 real estate securities posted their strongest quarterly returns in nearly two years. Following what was a 15-month bear market that produced a price decline of nearly 28%, REIT share prices appear to have bottomed out. We believe that their recovery was brought about by renewed strength in the U.S. economy, solid real estate fundamentals and compelling valuations. In addition, unlike the prevailing fears last year with respect to the potential for a global economic recession accompanied by price deflation, concern has shifted in 1999 to the potential for runaway growth in the economy, rekindling fears of price inflation.

     There were a number of other important developments during the quarter and first half of this year, which represent a complete reversal of the trends that prevailed in 1998. For example, last year the Treasury Department pushed for Congress to adopt several legislative proposals which, if enacted, could have reigned in the growth rates for REITs. Although the only element to pass was the elimination of the 'paired share' structure that affected only a handful of companies, this created a great deal of negative investor sentiment. In contrast, this year's regulatory environment is extremely accommodative. Legislation recently proposed in both houses of Congress, and which seems to have a strong probability of passing, would significantly expand the ability of REITs to engage in related service businesses. This would enable REITs to exercise greater control of their operations as well as pursue new avenues of growth. There are, in addition, a number of other proposals attached to this legislation that, at the margin, are positive for the REIT industry.

     As a result of the bear market as well as the continued rise in property values, the property acquisition activity by REITs has declined dramatically. For example, as reported by NAREIT, REIT property acquisitions in the first quarter of 1999 totaled $4.0 billion, an 80% decline from last year's first quarter, when REITs acquired $20.1 billion worth of property. In the second quarter, REIT acquisitions of $2.4 billion represent an 82% decline from last year's second quarter acquisition pace of $13.3 billion. We also believe that approximately $4 billion of property sales by REITs took place in the first half of the year, with more targeted to close in the second half of the year. This record amount of dispositions by REITs was facilitated by the exceptionally strong pricing and demand in the private market.

     This dramatically reduced acquisition activity has concurrently reduced REITs' need for capital. According to NAREIT statistics, REITs issued only $2.6 billion in equity in the first half of the year, an 84% decline from the $16.1 billion raised in the first half of 1998. These statistics do not take into account the actual retirement of stock that took place in the first half of the year, as approximately 20 companies announced share repurchase programs

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
encompassing the potential purchase of $500 million of their equity. Unlike a year ago when most REIT shares were trading at a premium to their net asset values (NAVs), today they are trading at a discount and most REIT managements believe that their stock is the most compelling investment opportunity available to them. So far this year, four companies believe this so strongly that they have proposed plans to go private.

     On the debt side, borrowing by REITs also declined in the first half. Issuance of secured and unsecured debt declined 57% to $6.9 billion from $12.2 billion in the first half of 1998. Much of this borrowing was used to replace bank debt or to refinance maturing obligations. Issuance of CMBS (commercial mortgage backed securities), by both public and private companies in the first half declined by 20% to $34.8 billion from $43.4 billion a year ago. Importantly, in both the unsecured debt and CMBS markets, issuance in the second quarter was considerably slower than in the first quarter, the result of drastically reduced borrowing needs, the uptick in interest rates, and less investor demand.

     Finally, the debate about the interest rate-sensitivity of REITs intensified in the first half of the year. Whereas last year's precipitous decline in interest rates was accompanied by a dramatic decline in REIT share prices, this year's rise in interest rates seems to have had the opposite effect. Although statistical evidence supports a low correlation of interest rates to REIT share prices, many observers view this year's rise in rates to have negative implications. We believe that the interest rate picture is reflective of, not the cause of, current and prospective economic and fundamental conditions. Those fundamental conditions are currently exceptionally good for both real estate and REITs, and this should remain the strongest influence on share prices.

INVESTMENT OUTLOOK

     Our focus on the nation's leading real estate companies, which we call our 'Realty Majors' strategy, enabled us to outpace the broader stock market for the quarter, and to once again perform far better than general real estate benchmarks so far this year. The vital signs of this REIT recovery remain very strong:

     1. ECONOMIC GROWTH. A healthy U.S. economy and recovering foreign economies bode well for continued demand for goods, services and, importantly, space in nearly every form of real estate.

     2. NEW CONSTRUCTION. While there are increases in the supply of space due to new development, it does not appear to be significantly greater, if at all, than demand in most major markets.

     3. EARNINGS GROWTH. REIT industry earnings are growing at approximately a 10% annual rate, and this compares well with most other industries in America.

     4. VALUATION. Compared to most other public companies, REITs remain undervalued from a price-to-earnings multiple, dividend yield and price-to-asset value standpoint.

     The prospect of a strong economy and rising inflation, while upsetting to fixed-income and other investors, is a major plus for owners of real estate. Particularly in light of the prevailing tight markets and low vacancy rates, real estate seems poised to resume its role as a prime hedge against inflation. Increasing rental income and replacement cost is further enhancing the asset values of all property owners. To the extent that underlying asset values at all influence REIT share prices -- and we believe that they do -- the current investment environment is nearly ideal.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

     We believe that one of the wild cards in the supply/demand picture for REIT shares, at least for the remainder of the year, is a continued lack of equity issuance. Conventional wisdom is that once share prices recover, companies will rush to sell stock, and that supply will once again depress prices. To the contrary, we expect that most of the major companies will refrain from competing with the private market for property acquisitions and, therefore, will not find it necessary to expand their equity capital bases. Most managements today lament to us the lack of investment opportunities rather than their depressed stock prices. Thus, 1999 may be a year in which opportunistic investing is out of favor simply because there is a shortage of opportunities. As a result, we believe that managements will work hard to rationalize and digest the acquisitions made over the past several years and focus more heavily on improving internal growth. Unlike so-called 'financial buyers', who are willing to use a high degree of leverage to achieve acceptable returns, the public market discipline prevents REITs from employing such strategies.

     We trust that astute management understands that improving earnings and a rising NAV, without the threat of dilutive equity offerings, is a formula for producing above-average investment returns. Further, maintaining a strong balance sheet for a period when greater opportunities surface is perhaps the wisest financial strategy. These are, in fact, our most important investment selection criteria and form the foundation of our investment strategy. With this framework in place, we will continue to pursue satisfactory investment returns.

Sincerely,

                        MARTIN COHEN                     ROBERT H. STEERS
                        MARTIN COHEN                     ROBERT H. STEERS
                        President                        Chairman

   Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                                                          NUMBER              VALUE
                                                         OF SHARES           (NOTE 1)
                                                         ---------         ------------
EQUITIES                                 100.01%
      APARTMENT/RESIDENTIAL               15.78%
            Apartment Investment & Management
               Co. -- Class A...................         2,816,500         $120,405,375
            AvalonBay Communities...............         2,534,400           93,772,800
            Charles E. Smith Residential
               Realty...........................           896,800           30,435,150
            'D'Essex Property Trust.............           975,200           34,497,700
                                                                           ------------
                                                                            279,111,025
                                                                           ------------
      DIVERSIFIED                         15.42%
            *Catellus Development Corp..........           844,400           13,088,200
            *Crescent Operating.................           301,200            2,051,925
            'D'LNR Property Corp................         2,331,500           49,835,812
            Newhall Land & Farming Co...........           418,700           10,310,488
            *'D'Reckson Services Industries.....         1,612,700           24,392,088
            'D'Vornado Realty Trust.............         4,905,100          173,211,344
                                                                           ------------
                                                                            272,889,857
                                                                           ------------
      HEALTH CARE                          7.26%
            *HCR Manor Care.....................         1,504,300           36,385,256
            Health Care Property Investors......           915,200           26,426,400
            Nationwide Health Properties........         2,355,000           44,892,188
            *'D'Ventas..........................         3,871,600           20,809,850
                                                                           ------------
                                                                            128,513,694
                                                                           ------------
      HOTEL                                6.00%
            Starwood Hotels & Resorts
               Worldwide........................         3,475,700          106,226,081
                                                                           ------------

      INDUSTRIAL                           8.39%
            #AMB Property Corp. 144.............            17,825              --
            AMB Property Corp...................         3,522,500           82,778,750
            First Industrial Realty Trust.......           596,900           16,377,444
            ProLogis Trust......................         2,431,900           49,245,975
                                                                           ------------
                                                                            148,402,169
                                                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                                          NUMBER              VALUE
                                                         OF SHARES           (NOTE 1)
                                                         ---------         ------------
      OFFICE                              22.19%
            'D'Arden Realty Group...............         3,365,500         $ 82,875,437
            **Brookfield Properties Corp........         1,074,500           13,902,219
            Cousins Properties..................         1,170,500           39,577,531
            Equity Office Properties Trust......         1,312,500           33,632,813
            Highwoods Properties................         2,507,400           68,796,788
            'D'Mack-Cali Realty Corp............         4,036,600          124,882,312
            'D'SL Green Realty Corp.............         1,414,100           28,900,669
                                                                           ------------
                                                                            392,567,769
                                                                           ------------
      OFFICE/INDUSTRIAL                   11.77%
            'D'Prime Group Realty Trust.........         1,466,500           25,205,469
            PS Business Parks...................         1,034,300           25,211,063
            'D'Reckson Associates Realty
               Corp.............................         3,344,600           78,598,100
            Spieker Properties..................         2,039,500           79,285,562
                                                                           ------------
                                                                            208,300,194
                                                                           ------------
      SELF STORAGE                         2.16%
            Public Storage......................         1,362,100           38,138,800
                                                                           ------------

      SHOPPING CENTER                     11.04%
         COMMUNITY CENTER                  4.88%
            Developers Diversified Realty
               Corp.............................         2,098,200           34,882,575
            Kimco Realty Corp...................         1,317,600           51,551,100
                                                                           ------------
                                                                             86,433,675
                                                                           ------------
         REGIONAL MALL                     6.16%
            General Growth Properties...........         1,335,000           47,392,500
            JP Realty...........................            99,600            2,048,025
            Macerich Co.........................         1,624,000           42,630,000
            Rouse Co............................           664,500           16,861,687
                                                                           ------------
                                                                            108,932,212
                                                                           ------------
            TOTAL SHOPPING CENTER...............                            195,365,887
                                                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                                                                    VALUE
                                                                                   (NOTE 1)
                                                                                --------------
TOTAL EQUITIES (Identified
   cost -- $1,633,710,814)................  100.01%                             $1,769,515,476
LIABILITIES IN EXCESS OF OTHER ASSETS.....   (0.01)%                                  (236,312)
                                            ------                              --------------
NET ASSETS (Equivalent to $40.21 per share
   based on 44,004,326 shares of capital
   stock outstanding).....................  100.00%                             $1,769,279,164
                                            ------                              --------------
                                            ------                              --------------

------------

*  Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed both on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 1999 was $20,576,675 based on an exchange rate of 0.543 Canadian dollars to 1 U.S. dollar.

'D'  The Fund owns 5% or more of this company's outstanding voting shares.

# As of June 30, 1999, security is restricted and is subject to registration with the Securities and Exchange Commission. Escrow shares held by the company's transfer agent. These shares have been valued at $0 market value due to the uncertainty of the Fund receiving them.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1999 (UNAUDITED)

ASSETS:
      Investments in securities, at value (Identified
       cost -- $1,633,710,814) (Notes 1 and 5)..............  $1,769,515,476
      Cash..................................................          20,510
      Dividends receivable..................................       8,340,450
      Receivable for fund shares sold.......................       3,688,618
      Receivable for investment securities sold.............         436,454
      Other assets..........................................          16,716
                                                              --------------
            Total Assets....................................   1,782,018,224
                                                              --------------
LIABILITIES:
      Payable for outstanding borrowings (Note 7)...........       8,022,240
      Payable for fund shares redeemed......................       2,716,753
      Payable to investment adviser.........................       1,255,514
      Payable to administrator..............................         385,493
      Other liabilities.....................................         359,060
                                                              --------------
            Total Liabilities...............................      12,739,060
                                                              --------------
NET ASSETS applicable to 44,004,326 shares of $0.001 par
    value common stock outstanding (Note 4).................  $1,769,279,164
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
      ($1,769,279,164[div]44,004,326 shares outstanding)....  $        40.21
                                                              --------------
                                                              --------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4).......................  $1,663,926,359
      Distributions in excess of net investment income......        (150,506)
      Accumulated net realized loss on investments sold.....     (30,301,351)
      Net unrealized appreciation on investments............     135,804,662
                                                              --------------
                                                              $1,769,279,164
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income (Note 1):
      Dividend income (net of $14,264 of foreign withholding
       tax and including $16,515,597 received from
       affiliated issuers) (Note 5).........................  $  50,767,724
      Interest income.......................................        195,609
                                                              -------------
            Total Income....................................     50,963,333
                                                              -------------
Expenses:
      Investment advisory fees (Note 2).....................      7,468,063
      Administration and transfer agent fees (Note 2).......      1,303,592
      Interest expense (Note 7).............................        199,376
      Reports to shareholders...............................        197,202
      Custodian fees........................................        103,324
      Professional fees.....................................         59,566
      Registration and filing fees..........................         51,076
      Directors' fees and expenses (Note 2).................         15,820
      Miscellaneous.........................................        185,340
                                                              -------------
            Total Expenses..................................      9,583,359
      Reduction of expenses (Note 6)........................       (150,630)
                                                              -------------
            Net Expenses....................................      9,432,729
                                                              -------------
Net Investment Income.......................................     41,530,604
                                                              -------------
Net Realized and Unrealized Gain/(Loss) on Investments:
      Net realized loss on investments (includes realized
       loss of $8,568,984 on sales of investments in
       affiliated issuers) (Note 5).........................    (55,637,007)
      Net change in unrealized appreciation/(depreciation)
       on investments.......................................    145,488,509
                                                              -------------
            Net realized and unrealized gain/(loss) on
             investments....................................     89,851,502
                                                              -------------
Net Increase in Net Assets Resulting from Operations........  $ 131,382,106
                                                              -------------
                                                              -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE
                                                SIX MONTHS ENDED        FOR THE
                                                 JUNE 30, 1999        YEAR ENDED
                                                  (UNAUDITED)      DECEMBER 31, 1998
                                                  -----------      -----------------
Change in Net Assets:
      From Operations:
            Net investment income.............   $   41,530,604     $  114,388,885
            Net realized gain/(loss) on
               investments....................      (55,637,007)        49,313,119
            Net change in unrealized
               appreciation/(depreciation) on
               investments....................      145,488,509       (720,604,899)
                                                 --------------     --------------
                  Net increase/(decrease) in
                     net assets resulting from
                     operations...............      131,382,106       (556,902,895)
                                                 --------------     --------------
      Dividends and Distributions to
         Shareholders from (Note 1):
            Net investment income.............      (41,681,110)       (92,852,026)
            Net realized gain on
               investments....................               --        (82,995,761)
            Tax return of capital.............               --         (7,514,066)
                                                 --------------     --------------
                  Total dividends and
                     distributions to
                     shareholders.............      (41,681,110)      (183,361,853)
                                                 --------------     --------------
      Capital Stock Transactions (Note 4):
            Decrease in net assets from Fund
               share transactions.............     (253,762,011)      (759,389,895)
                                                 --------------     --------------
                  Total decrease in net
                     assets...................     (164,061,015)    (1,499,654,643)
      Net Assets:
            Beginning of period...............    1,933,340,179      3,432,994,822
                                                 --------------     --------------
            End of period (including
               distributions in excess of net
               investment income of $150,506
               at June 30, 1999)..............   $1,769,279,164     $1,933,340,179
                                                 --------------     --------------
                                                 --------------     --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                       FOR THE
                                                   SIX MONTHS ENDED           FOR THE YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 1999     ------------------------------------------------
PER SHARE OPERATING PERFORMANCE                      (UNAUDITED)        1998       1997       1996      1995     1994
-------------------------------                      -----------      --------   --------   --------   ------   ------
Net asset value, beginning of period.............      $  37.98       $  50.18   $  45.09   $  34.62   $32.90   $31.92
                                                       --------       --------   --------   --------   ------   ------
Income from investment operations:
    Net investment income........................          0.94           1.97       1.87       1.86     1.86     1.66
    Net realized and unrealized gain/(loss) on
      investments................................          2.23         (10.89)      7.40      11.04     1.69     0.98
                                                       --------       --------   --------   --------   ------   ------
         Total from investment operations........          3.17          (8.92)      9.27      12.90     3.55     2.64
                                                       --------       --------   --------   --------   ------   ------
Less dividends and distributions to shareholders
  from:
    Net investment income........................         (0.94)         (1.59)     (1.88)     (1.76)   (1.33)   (1.09)
    Net realized gain on investments.............            --          (1.56)     (2.30)     (0.55)      --       --
    Tax return of capital........................            --          (0.13)        --      (0.12)   (0.50)   (0.57)
                                                       --------       --------   --------   --------   ------   ------
         Total dividends and distributions to
           shareholders..........................         (0.94)         (3.28)     (4.18)     (2.43)   (1.83)   (1.66)
                                                       --------       --------   --------   --------   ------   ------
Net asset value, end of period...................      $  40.21       $  37.98   $  50.18   $  45.09   $34.62   $32.90
                                                       --------       --------   --------   --------   ------   ------
                                                       --------       --------   --------   --------   ------   ------
----------------------------------------------------------------------------------------------------------------------
Total investment return..........................          8.55%(1)    - 18.07%     21.16%     38.48%   11.13%    8.31%
                                                       --------       --------   --------   --------   ------   ------
                                                       --------       --------   --------   --------   ------   ------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in millions)......      $1,769.3       $1,933.3   $3,433.0   $2,036.4   $793.1   $458.1
                                                       --------       --------   --------   --------   ------   ------
                                                       --------       --------   --------   --------   ------   ------
    Ratios of expenses to average daily net
      assets (before expense reduction)..........          1.09%(2)       1.03%      1.06%      1.10%    1.16%    1.26%
                                                       --------       --------   --------   --------   ------   ------
                                                       --------       --------   --------   --------   ------   ------
    Ratios of expenses to average daily net
      assets (net of expense reduction)..........          1.07%(2)       1.03%      1.05%      1.08%    1.12%    1.14%
                                                       --------       --------   --------   --------   ------   ------
                                                       --------       --------   --------   --------   ------   ------
    Ratio of net investment income to average
      daily net assets (before expense
      reduction).................................          4.71%(2)       4.24%      4.02%      5.27%    6.01%    5.59%
                                                       --------       --------   --------   --------   ------   ------
                                                       --------       --------   --------   --------   ------   ------
    Ratio of net investment income to average
      daily net assets (net of expense
      reduction).................................          4.73%(2)       4.24%      4.04%      5.28%    6.05%    5.71%
                                                       --------       --------   --------   --------   ------   ------
                                                       --------       --------   --------   --------   ------   ------
    Portfolio turnover rate......................         15.09%(1)      30.18%     40.44%     33.23%   22.68%   39.00%
                                                       --------       --------   --------   --------   ------   ------
                                                       --------       --------   --------   --------   ------   ------

------------------------
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates market value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the Fund. For the six months ended June 30, 1999, the Fund incurred $7,468,063 in advisory fees.

     Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Fund paid the Adviser $175,719 in fees under this administration agreement.

     In addition, Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with The Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Funds. Chase receives a monthly sub-administration fee at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets and at lower rates on the Funds' average daily net assets in excess of that amount.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 1999, fees and related expenses accrued for non-affiliated directors totaled $15,820.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1999 totaled $266,353,685 and $525,842,139, respectively.

     At June 30, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost...........................................  $1,633,710,814
                                                           --------------
Gross unrealized appreciation............................  $  222,174,861
Gross unrealized depreciation............................  $  (86,370,199)
                                                           --------------
Net unrealized appreciation..............................  $  135,804,662
                                                           --------------
                                                           --------------

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                             FOR THE SIX MONTHS ENDED          FOR THE YEAR ENDED
                                  JUNE 30, 1999                 DECEMBER 31, 1998
                           ----------------------------   -----------------------------
                             SHARES          AMOUNT         SHARES          AMOUNT
                           -----------   --------------   -----------   ---------------
Sold.....................    7,868,037   $  309,040,739    19,345,027   $   869,232,043
Issued as reinvestment of
   dividends.............      929,206       34,738,351     3,881,513       158,738,009
Redeemed.................  (15,703,343)    (597,541,101)  (40,731,134)   (1,787,359,947)
                           -----------   --------------   -----------   ---------------
Net decrease.............   (6,906,100)  $ (253,762,011)  (17,504,594)  $  (759,389,895)
                           -----------   --------------   -----------   ---------------
                           -----------   --------------   -----------   ---------------

NOTE 5. INVESTMENTS IN AFFILIATES

     The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those in which the Fund holds 5% or more of the outstanding voting securities) at June 30, 1999 totaled $643,208,781.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     Affiliates, their investment income, and gain/(loss) from sales of affiliates are as follows (in thousands):

                        BEGINNING   PURCHASE    SALE    ENDING
       EQUITIES          SHARES      SHARES    SHARES   SHARES
       --------         ---------   --------   ------   ------
Arden Realty Group....    3,681         --      315     3,366
Essex Property
  Trust...............    1,244         --      269       975
LNR Property Corp.....    2,500         --      168     2,332
Mack-Cali Realty
  Corp................    4,319         --      282     4,037
Prime Group Realty
  Trust...............    1,649         --      182     1,467
Reckson Associates
  Realty Corp.........    3,359         --       14     3,345
Reckson Services
  Industries..........    1,613         --       --     1,613
SL Green Realty
  Corp................    1,439         --       25     1,414
Ventas................       --      3,872       --     3,872
Vornado Realty
  Trust...............    5,051         --      146     4,905

                        PURCHASE    SALES    GAIN/(LOSS)   DIVIDEND
       EQUITIES           COST      COST      ON SALES      INCOME
       --------         --------   -------   -----------   --------
Arden Realty Group....  $     --   $ 8,873     $(1,563)    $ 3,074
Essex Property
  Trust...............        --     7,868        (515)      1,133
LNR Property Corp.....        --     4,185      (1,039)         60
Mack-Cali Realty
  Corp................        --    11,770      (3,020)      4,747
Prime Group Realty
  Trust...............        --     3,667      (1,016)        993
Reckson Associates
  Realty Corp.........        88       390         (70)      1,129
Reckson Services
  Industries..........        --        --          --          --
SL Green Realty
  Corp................        --       636        (181)        999
Ventas................    16,063        --          --       4,381
Vornado Realty
  Trust...............        --     6,398      (1,165)         --
                        --------   -------     -------     -------
                        $ 16,151   $43,787     $(8,569)    $16,516
                        --------   -------     -------     -------
                        --------   -------     -------     -------

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $150,630 under this arrangement.

NOTE 7. BORROWINGS

     The Fund, in conjunction with Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $250,000,000. At June 30, 1999, the Fund had loans outstanding totaling $8,000,000. During the six months ended June 30, 1999, the average daily balance of loans outstanding was $14,681,111 at a weighed average interest rate of 5.45%. The maximum amount of loans outstanding at any time during the six months ended was $70,000,000 on April 7, 1999, which was 4.30% of total assets. The loan is collateralized by the Fund's portfolio to the extent of the loan outstanding.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers
 Director and Chairman

 Martin Cohen
 Director and President

 Gregory C. Clark
 Director

 George Grossman
 Director

 Jeffrey H. Lynford
 Director

 Willard H. Smith, Jr.
 Director

 Elizabeth O. Reagan
 Vice President

 Adam Derechin
 Vice President and Assistant Treasurer

 Lawrence B. Stoller
 Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232


FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

NASDAQ Symbol: CSRSX
Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc.
unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance of course is no guarantee of future results and your investment may be worth more or less at the time you sell.


--------------------------------------------------------------------------------
                                       15

                             COHEN & STEERS
                              REALTY SHARES


                           SEMI-ANNUAL REPORT
                             JUNE 30, 1999


                             COHEN & STEERS
                              REALTY SHARES
                             757 THIRD AVENUE
                            NEW YORK, NY 10017




                           STATEMENT OF DIFFERENCES


The dagger symbol shall be expressed as ..............................'D'